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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated February 19, 1999 included in this Form 10-KSB, into Big Buck Brewery & Steakhouse, Inc.'s previously filed Registration Statement File Nos. 333-29149, 333-29151, 333-34731, 333-71161, 333-91775 and 333-03548.


                                                /s/ Arthur Andersen LLP

Minneapolis, Minnesota
March 27, 2000